UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 23, 2023

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, OroValley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 23, 2023 the Company sent its patent firm Bacon & Thomas a new provisional patent for immediate filing entitled “Amenable Structures Approximate (ASA) Solution for Augmented Reality Object Placement.”

This invention is a method and system enabling users to create augmented reality (AR) objects that can be permanently and correctly placed in any spot in the visible environment around  or near what we call Amenable Structures, which are structures such as shopping centers and housing complexes. Our Amenable Structures technique, using four advanced AI techniques, achieves the first practical approximation to what is known as the Grand Challenge of Augmented Reality. The system also handles occlusion, adaptive AR object appearance, and collaborative user experiences.

This patent filing represents another significant advancement and expansion to the Company’s portfolio of granted, pending, and licensed patents.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: March 23, 2023	By:	/s/ David LaMountain
David LaMountain
CEO

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